INTERNATIONAL

ADVANTUS INTERNATIONAL BALANCED FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002

[ADVANTUS(TM) LOGO]
CAPITAL MANAGEMENT

[GRAPHIC]

CUT DOWN PAPERWORK, NOT TREES.

Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

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ADVANTUS INTERNATIONAL BALANCED FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN
SECURITIES                         8

STATEMENT OF ASSETS
AND LIABILITIES                   15

STATEMENT OF
OPERATIONS                        16

STATEMENTS OF CHANGES
IN NET ASSETS                     17

NOTES TO FINANCIAL
STATEMENTS                        18

DIRECTORS AND
EXECUTIVE OFFICERS                24

SHAREHOLDER SERVICES              26

LETTER FROM THE PRESIDENT

[PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

Monetary policy: The Federal Reserve's aggressive actions. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

Fiscal policy: Congressional actions. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

-    Setting up the national network needed for Homeland Security

-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE

The Advantus International Balanced Fund's performance for the six-month period ended March 31, 2002 for each class of shares offered was as follows:

          Class A                       6.66 percent*
          Class B                       6.19 percent*
          Class C                       6.18 percent*

By comparison, an international equity index, the MSCI EAFE Index,** returned
7.59 percent, and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned -5.75 percent for the same period.

PERFORMANCE ANALYSIS

After a strong rebound in the fourth quarter of 2001, most global equity markets showed somewhat of a v-shaped performance during the first quarter of 2002. Stocks declined through the middle of February, partially because of profit taking but also as a result of concerns regarding accounting practices and enduring tension in the Middle East. However, better than expected data on growth and employment, particularly in the United States, helped these markets surge and show positive investment returns, the majority of which posted double-digit gains for the six month ending March 31, 2002.

Contrary to the performance of global equity markets, non-U.S. bonds, as measured by the JP Morgan Non-US Government Bond Index, returned -1.78 percent, while European bonds fell 2.44 percent in U.S. Dollar terms. The negative return in U.S. Dollar terms can be attributed in part to the weakness of most major currencies against the dollar. During the period, the Japanese Yen fell almost 10 percent, the Euro depreciated 4.30 percent, and the British Pound declined
3.30 percent relative to the dollar. The Australian and New Zealand dollar were the exception. They both appreciated approximately 8.40 percent during the period.

Global bond markets began to price in expectation that the global economy was near the bottom of the business cycle and major central banks would be shifting from monetary easing to tightening. This was confirmed by the U.S. Federal Reserve, which shifted from an easing to a neutral bias in March. Euro Area bond markets generated a slightly positive return of .34 percent in local currency terms. However, the benchmark yield curve flattened as short and medium term rates rose. The rise in interest rates was mostly the result of signs of an economic recovery and higher than expected inflation in the region, which in turn led to market expectations of monetary tightening by the European Central Bank later this year. Similarly, U.K. Gilts fell in local currency terms as the local yield curve became inverted as short-term rates rose between 50 to 75 basis points. Both the ECB and the Bank of England eased policy for the last time in November 2001.

Japanese bonds were the exception to generally weak bond market performance globally. The Japanese bond market rose slightly during the period, up .55 percent in local currency terms. The Japanese benchmark yield curve remained

[SIDENOTE]
PERFORMANCE UPDATE

[PHOTO OF GARY R. CLEMONS]
[PHOTO OF ALEXANDER C. CALVO]
[PHOTO OF EDGERTON TUCKER SCOTT III]

GARY R. CLEMONS, ALEXANDER C. CALVO AND EDGERTON TUCKER SCOTT III, CFA PORTFOLIO MANAGERS
TEMPLETON INVESTMENT COUNSEL, INC.

The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The Fund seeks to achieve its objective by investing in equity and debt securities issued by large and small international companies and government agencies. While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Templeton Investment Counsel, Inc. provides investment advice to the Fund under a subadvisory agreement and manages the Fund's equity investments. Templeton Counsel has entered into an agreement with Franklin Advisers, Inc. under which Franklin Advisers manages the fixed income investments of the Fund.

Investments in international securities involve risks such as, but not limited to: currency fluctuations, differences in accounting standards and political and economic instability.

-    Dividends paid quarterly.

-    Capital gains distributions paid annually.

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relatively unchanged. Despite its ineffectiveness to stimulate lending activity or economic growth, the Bank of Japan continued to loosen monetary policy via quantitative easing. Transitory government intervention in the stock market led to a temporary appreciation in the yen in March. However, in the long term, Japan's policy prescription will likely have the reverse effect and there is the risk of further Yen weakness.

To that end, during the period we further reduced the exposure to Japan while increasing the allocation to dollar block countries to earn higher income, and to position the Fund for currency appreciation in Australia. Additionally, we continue to maintain short duration overall to reduce the Fund's sensitivity to rising interest rates.

In terms of your Fund's equity performance, our stock selection produced positive results. As always, we searched for stocks that we consider undervalued and found several in areas that are likely to benefit from an economic recovery. From an industry perspective, investors continued to favor sectors that historically have benefited early during economic recoveries (e.g., materials, industrials) and we had an overweight position in those sectors. In addition, we maintained an underweight to information technology, and this sector was out of favor. It is important to note that our over/under positions are not the result of macro sector allocations but a reflection of where we have found what we believe are mispriced securities, based on our five-year forward looking models.

A performance review of global equity markets during the last six months points to non-Japan Asia as the world's best performing region. Indonesia, South Korea, Thailand, and the Philippines all showed six-month gains in excess of 20 percent. Our holdings in Samsung Electronics, Korea Telecom and Korea Electric Power were strong contributors to the performance over this period.

In Latin America, Argentina's problems with the devaluation of the peso caused this country's stock market to post the worst return of any equity market over the last six months -- the MSCI Argentina Index return in U.S. dollars was down approximately 30 percent. Our lack of direct exposure to Argentinean stocks helped the portfolio's performance. More importantly, Argentina's problems did not spread to other markets in that region such as Mexico and Brazil, where we have more meaningful investments.

Among the larger equity markets, Japan, in our opinion continued to be a source of disappointment for global investors. After dropping to an 18-year low in February, Japanese stocks, measured by the Nikkei Index, rebounded to post a six-month gain of 1.00 percent, in U.S. dollars. The rebound came after Japanese financial regulators set restrictions on certain kinds of stock sales that were blamed for pushing the markets down. However, the Japanese government continued putting off decisions to address the country's decade-long problems in its banking system. Without serious reform, we view Japan's stock market gains as temporary -- another attempt (we have seen others in the past) to window-dress stocks in anticipation of closing the books on March 31, the fiscal-year end for most companies in Japan.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern markets.

+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

OUTLOOK

Japan notwithstanding, we believe important elements are in place to begin a moderate global economic recovery. Economic indicators in many countries are supportive of an improved outlook for growth and investment. Interest rates are low; and we feel that consumer and investor confidence is higher than it has been for a couple of years; and there is plenty of liquidity in the system. In addition, we feel stock valuations have come down to more reasonable levels; based on historical comparisons, and corporate capital expenditures are likely to pick up. Nonetheless, we believe there are still pockets of uncertainty, which should contribute to induce volatility in the equity markets over the near term. Going forward, we will continue with our careful stock selection, being as mindful of what we hold as what we avoid holding.

Our philosophy and process at Templeton remain consistent and we will continue to search for stocks we believe exhibit sound fundamentals at attractive prices. We look forward to the opportunities ahead.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
              INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND,
          MSCI EAFE INDEX, J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX,
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through March 31, 2002.

                                    CLASS A

                                    [CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                              -5.99%
Five year                              1.66%
Since Inception (9/16/94)              4.52%

                          EAFE      J.P. MORGAN
                CLASS A   INDEX        INDEX          CPI
9/16/1994       $10,000  $10,000      $10,000       $10,000
9/30/1994        $9,274   $9,845      $10,094       $10,054
9/30/1995        $9,961  $10,460      $11,972       $10,275
9/30/1996       $11,030  $11,399      $12,605       $10,584
9/30/1997       $13,576  $12,819      $12,639       $10,818
9/30/1998       $11,809  $11,782      $14,133       $10,973
9/30/1999       $13,775  $15,472      $14,256       $11,261
9/30/2000       $14,639  $16,466      $13,087       $11,643
9/30/2001       $13,092  $11,809      $13,693       $11,952
3/31/2002       $13,964  $12,706      $12,905       $11,979

                                    CLASS B

                                    [CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                              -6.27%
Five year                              1.71%
Since Inception (1/31/97)              1.87%

                          EAFE      J.P. MORGAN
                CLASS B   INDEX        INDEX          CPI
1/31/1997       $10,000  $10,000      $10,000       $10,000
9/30/1997       $10,730  $11,246      $10,027       $10,094
9/30/1998        $9,264  $10,336      $11,212       $10,238
9/30/1999       $10,887  $13,573      $11,310       $10,507
9/30/2000       $11,589  $14,445      $10,382       $10,864
9/30/2001       $10,353  $10,360      $10,862       $11,151
3/31/2002       $11,003  $11,146      $10,238       $11,176

                                     CLASS C

                                     [CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                              -1.34%
Five year                              1.94%
Since Inception (3/1/95)               5.54%

                          EAFE      J.P. MORGAN
                CLASS C   INDEX       INDEX           CPI
 3/1/1995       $10,000  $10,000      $10,000      $10,000
9/30/1995       $11,026  $11,175      $11,198      $10,146
9/30/1996       $12,120  $12,179      $11,791      $10,450
9/30/1997       $14,780  $13,696      $11,822      $10,682
9/30/1998       $12,759  $12,588      $13,219      $10,834
9/30/1999       $14,763  $16,530      $13,335      $11,119
9/30/2000       $15,555  $17,592      $12,241      $11,497
9/30/2001       $13,801  $12,617      $12,807      $11,801
3/31/2002       $14,655  $13,575      $12,071      $11,828

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                            MARKET        % OF STOCK
COMPANY                                      SHARES         VALUE          PORTFOLIO
-------                                      -------      ----------      ----------
ING Groep                                     27,960      $  761,040          2.9%
Nordic                                       113,190         638,893          2.4%
Nippon Telegraph & Telephone Corporation         158         606,798          2.3%
Nycomed Amersham                              56,850         601,863          2.3%
Rolls-Royce PLC                              218,600         586,775          2.2%
                                                          ----------         ----
                                                          $3,195,369         12.1%
                                                          ==========         ====

FIVE LARGEST BOND HOLDINGS

                                                             MARKET      % OF BOND
COMPANY                                                      VALUE       PORTFOLIO
-------                                                    ----------    ---------
Canadian Government 6.000%, 6/01/11                        $2,117,287       13.8%
Federal Republic of Germany 5.000%, 7/04/11                 1,659,991       10.8%
Government of France 4.000%, 10/25/09                       1,469,976        9.6%
Buoni Poliennali del Tesoro 7.750%, 11/01/06                1,331,532        8.7%
Bundesrepublic 6.000%,7/04/07                               1,026,663        6.7%
                                                           ----------       ----
                                                           $7,605,449       49.5%
                                                           ==========       ====

[CHART]

Financial                               12.9%
Energy                                   6.1%
Communication Services                   7.0%
Technology                               0.4%
Transportation                           1.8%
Capital Goods                            8.1%
Consumer Cyclical                        5.4%
Basic Materials                          8.0%
Utilities                                3.1%
Health Care                              2.5%
Consumer Staples                         2.1%
Foreign Government Bonds                31.8%
U.S. Government Bonds                    1.4%
Cash and Other Assets/Liabilities        9.4%

INVESTMENTS IN SECURITIES
MARCH 31, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
SHARES                                                                              VALUE(a)
------                                                                            ------------
COMMON STOCK (57.4%)
   BERMUDA (1.0%)
    Insurance (.7%)
     3,500  XL Capital, Ltd. Class A                                              $    326,725
    Service (.3%)
     6,000  Accenture, Ltd. (b)                                                        160,200
                                                                                  ------------
                                                                                       486,925
                                                                                  ------------
   BRAZIL (1.0%)
    Mining (.7%)
    12,360  Vale Rio Doce ADR                                                          327,540
                                                                                  ------------
    Telecommunication (.3%)
    17,800  Embratel Part ADR                                                           61,410
    19,800  Embratel Participacoes ADR                                                  68,310
                                                                                  ------------
                                                                                       457,260
                                                                                  ------------
   CANADA (1.9%)
    Electrical Equipment (.2%)
    16,000  Nortel Networks Corporation                                                 71,840
    Oil & Gas (1.7%)
    26,750  Husky Energy, Inc.                                                         286,715
    36,000  Transcanada Pipelines, Ltd.                                                487,401
                                                                                  ------------
                                                                                       845,956
                                                                                  ------------
   CHILE (.7%)
    Telecommunication (.7%)
    21,430  Compania de Telecomunicaciones de Chile SA ADR                             320,807
                                                                                  ------------
   FINLAND (1.1%)
    Insurance (.7%)
    40,525  Sampo Insurance                                                            346,469
    Paper and Forest (.4%)
    13,000  Stora Enso                                                                 164,447
                                                                                  ------------
                                                                                       510,916
                                                                                  ------------
   FRANCE (6.1%)
    Chemicals (1.1%)
     7,498  Aventis                                                               $    518,067
    Houseware (.9%)
    12,100  Bic                                                                        432,798
    Investment Bankers/Brokers (1.8%)
    24,000  AXA-UAP                                                                    541,656
     7,350  Rodamco Europe                                                             278,608
    Machinery (.5%)
    16,470  Alstom                                                                     220,268
    Mining (1.1%)
     9,320  Pechiney                                                                   496,790
    Oil & Gas (.7%)
     2,110  Total Fina Elf                                                             325,815
                                                                                  ------------
                                                                                     2,814,002
                                                                                  ------------
   GERMANY (3.7%)
    Banks (.6%)
     4,000  Deutsche Bank Ag                                                           255,788
    Chemicals (.7%)
     7,500  Basf Ag                                                                    304,250
    Electric Companies (.8%)
     6,860  E.On Ag                                                                    347,709
    Manufacturing (.7%)
     4,600  Adidas-Salomon                                                             329,069
    Transport Services (.9%)
    28,200  Deutsche Post Ag                                                           421,673
                                                                                  ------------
                                                                                     1,658,489
                                                                                  ------------
   HONG KONG (3.7%)
    Electric Companies (.6%)
    72,500  CLP Holdings, Ltd.                                                         297,444
    Investment Bankers/Brokers ( -- )
    28,000  Peregrine Investments Holdings                                                   0
    Oil & Gas (.8%)
 1,687,345  Petrochina                                                                 348,294
    Real Estate (.9%)
    47,000  Cheung Kong                                                                420,299

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                              VALUE(a)
------                                                                            ------------
HONG KONG--(CONTINUED)
    Telecommunication (1.4%)
    16,000  China Mobile ADR (b)                                                    $  247,200
   557,400  Swire Pacific Class B                                                      407,341
                                                                                  ------------
                                                                                     1,720,578
                                                                                  ------------
   INDIA (.3%)
    Office Equipment (.3%)
    12,000  Satyam Computer ADR                                                        150,000
                                                                                  ------------
   IRELAND (.4%)
    Chemicals (.4%)
    13,450  Elan Corp ADR (b)                                                          187,090
                                                                                  ------------
   ITALY (1.5%)
    Banks (1.5%)
   169,400  Banca Nazionale del Lavoro                                                 379,067
    25,000  San Paolo-Imi                                                              293,999
                                                                                  ------------
                                                                                       673,066
                                                                                  ------------
   JAPAN (7.5%)
    Drugs (1.2%)
    18,000  Ono Pharmaceutical                                                         547,327
    Electrical Equipment (2.0%)
    34,000  Hitachi                                                                    248,583
    37,000  NEC                                                                        308,205
     7,100  Sony Corporation                                                           369,103
    Insurance (.1%)
     8,000  Yasuda Fire & Marine Insurance                                              41,227
    Investment Bankers/Brokers (1.2%)
    43,600  Nomura Securities                                                          565,499
    Machinery (.5%)
    66,000  Komatsu                                                                    236,043
    Office Equipment (.3%)
    17,000  Fujitsu, Ltd.                                                              130,192
    Telecommunication (1.3%)
       158  Nippon Telegraph & Telephone Corporation                                   606,798
    Water Utilities (.9%)
    37,000  Kurita Water Inds                                                          407,590
                                                                                  ------------
                                                                                     3,460,567
                                                                                  ------------
   MEXICO (1.3%)
    Mining (.8%)
    86,560  Grupo Carso S.A. (b)                                                  $    347,669
    Telecommunication (.5%)
     5,700  Telefonos de Mexico ADR                                                    230,223
                                                                                  ------------
                                                                                       577,892
                                                                                  ------------
   NETHERLANDS (3.9%)
    Chemicals (.8%)
     8,180  Akzo Nobel                                                                 382,502
    Electrical Equipment (.9%)
    14,100  Philips Electronics                                                        430,160
    Investment Bankers/Brokers (1.6%)
    27,960  ING Groep                                                                  761,040
    Publishing (.6%)
    13,360  Wolters Kluwer                                                             279,726
                                                                                  ------------
                                                                                     1,853,428
                                                                                  ------------
   NEW ZEALAND (.7%)
    Telecommunication (.7%)
   141,000  Telecom Corporation of New Zealand                                         302,272
                                                                                  ------------
   SINGAPORE (.4%)
    Computer Peripherals (.4%)
    14,950  Creative Technology                                                        181,643
                                                                                  ------------
   SOUTH KOREA (2.4%)
    Electric Companies (.4%)
    18,200  Korea Electric Power                                                       191,828
    Electrical Equipment (.9%)
     3,000  Samsung  Electronics GDR                                                   411,450
    Telecommunication (1.1%)
    21,900  Korea Telecom ADR                                                          525,162
                                                                                  ------------
                                                                                     1,128,440
                                                                                  ------------
   SPAIN (1.6%)
    Electric Companies (1.0%)
    35,072  Iberdrola SA                                                               457,728
    Oil & Gas (.6%)
    20,550  Repsol                                                                     259,057

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                              VALUE(a)
------                                                                            ------------
SPAIN--(CONTINUED)
    Telecommunication ( -- )
       529  Telefonica SA (b)                                                      $     5,948
                                                                                  ------------
                                                                                       722,733
                                                                                  ------------
   SWEDEN (4.3%)
    Banks (2.5%)
    44,600  Foreningssparbanken                                                        533,915
   113,190  Nordic                                                                     638,893
    Trucks and Parts (1.8%)
    17,200  Autoliv                                                                    416,928
    20,800  Volvo Free `B'                                                             411,655
                                                                                  ------------
                                                                                     2,001,391
                                                                                  ------------
   SWITZERLAND (1.9%)
    Banks (.6%)
     6,000  UBS AG (b)                                                                 295,398
    Food (.6%)
     1,300  Nestle SA                                                                  289,095
    Insurance (.7%)
     3,520  Swiss Reinsurance                                                          323,891
                                                                                  ------------
                                                                                       908,384
                                                                                  ------------
   UNITED KINGDOM (12.0%)
    Air Freight (.9%)
   389,190  Stagecoach Holdings PLC                                                    421,197
    Chemicals (.8%)
    29,909  Imperial Chemical Fully Paid Rights                                        145,020
    47,000  Imperial Chemical Industries                                               228,894
    Electrical Equipment (.5%)
    17,000  BAE Systems PLC                                                             81,097
   137,200  Kidde PLC                                                                  159,229
    Food (.9%)
    57,100  J Sainsbury PLC                                                            324,835
    12,750  Unilever PLC                                                               102,037
   Houseware (.1%)
   138,600  Elementis                                                             $     56,249
    Manufacturing (1.3%)
   218,600  Rolls-Royce PLC                                                            586,775
    Medical Products/Supplies (1.3%)
    56,850  Nycomed Amersham                                                           601,863
    Mining (1.2%)
    94,170  BHP Billiton PLC                                                           536,728
    Oil & Gas (2.3%)
    54,100  LLoyds TSB Group PLC                                                       555,447
    69,300  Shell Transportation & Trading Company PLC                                 516,113
    Publishing (.6%)
    33,416  United Business Media PLC                                                  290,740
    Retail (1.1%)
    75,545  Marks & Spencer Group                                                      414,436
    93,320  Marks & Spencer Group-B Shares                                              91,360
    Telecommunication (1.0%)
   142,990  Cable & Wireless PLC                                                       455,595
                                                                                  ------------
                                                                                     5,567,615
                                                                                  ------------
Total common stock
  (cost: $29,053,148)                                                               26,529,454
                                                                                  ------------
PREFERRED STOCK (.9%)
   GERMANY (.9%)
    Trucks & Parts (.9%)
    12,430  Volkswagen                                                                 429,420
                                                                                  ------------
Total preferred stock
  (cost: $329,915)                                                                     429,420
                                                                                  ------------

              See accompanying notes to investments in securities.

                                                                                                   MARKET
PRINCIPAL                                                                 COUPON     MATURITY     VALUE(a)
---------                                                                 ------     --------    -----------
LONG-TERM DEBT SECURITIES (33.2%) (c)
  AUSTRALIA (1.0%)
    Government (1.0%)
    550,000    New South Wales Treasury Corporation
               (Australian Dollar)                                        6.500%      05/01/06   $   296,892
    314,000    Queensland Treasury Corporation
               (Australian Dollar)                                        6.500%      06/14/05       169,710
                                                                                                 -----------
                                                                                                     466,602
                                                                                                 -----------
  BELGIUM (1.6%)
    Government (1.6%)
    775,000    Belgium Government
               (European Currency Unit)                                   7.500%      07/29/08       759,948
                                                                                                 -----------
  CANADA (4.6%)
    Government (4.6%)
  3,328,000    Canadian Government (Canadian Dollar))                     6.000%      06/01/11     2,117,287
                                                                                                 -----------
  DENMARK (.6%)
    Government (.6%)
  2,264,000    Kingdom of Denmark (Danish Kroner)                         5.000%      08/15/05       265,454
                                                                                                 -----------
  FRANCE (4.9%)
    Government (4.9%)
    297,000    Government of France
               (European Currency Unit)                                   4.000%      01/12/04       257,859
  1,812,000    Government of France
               (European Currency Unit)                                   4.000%      10/25/09     1,469,976
    599,000    Government of France
               (European Currency Unit)                                   6.750%      10/25/03       542,480
                                                                                                 -----------
                                                                                                   2,270,315
                                                                                                 -----------
  GERMANY (5.8%)
    Government (5.8%)
  1,121,000    Bundesrepublic (European Currency Unit)                    6.000%      07/04/07     1,026,663
  1,930,000    Federal Republic of Germany
               (European Currency Unit)                                   5.000%      07/04/11     1,659,991
                                                                                                 -----------
                                                                                                   2,686,654
                                                                                                 -----------
  ITALY (4.3%)
    Government (4.3%)
    757,000    Buoni Poliennali del Tesoro
               (European Currency Unit)                                   5.500%      11/01/10       666,020
  1,379,001    Buoni Poliennali del Tesoro
               (European Currency Unit)                                   7.750%      11/01/06     1,331,532
                                                                                                 -----------
                                                                                                   1,997,552
                                                                                                 -----------

              See accompanying notes to investments in securities.

                                                                                                   MARKET
PRINCIPAL                                                                 COUPON     MATURITY     VALUE(a)
---------                                                                 ------     --------    -----------
  JAPAN (2.1%)
    Government (2.1%)
125,800,000    International Bank of Reconstruction and
               Development (Japanese Yen)                                 4.500%      03/20/03    $  990,198
                                                                                                 -----------
  NETHERLANDS (1.8%)
    Government (1.8%)
    930,000    Netherlands Government
               (European Currency Unit)                                   5.750%      02/15/07       836,953
                                                                                                 -----------
  SPAIN (1.6%)
    Government (1.6%)
    350,000    Government of Spain
               (European Currency Unit)                                   6.000%      01/31/08       317,975
    404,000    Government of Spain
               (European Currency Unit)                                  10.150%      01/31/06       415,975
                                                                                                 -----------
                                                                                                     733,950
                                                                                                 -----------
  SWEDEN (.4%)
    Government (.4%)
  1,700,000    Sweden Kingdom (Swedish Krona)                             6.000%      02/09/05       167,043
                                                                                                 -----------
  UNITED KINGDOM (3.1%)
    Government (3.1%)
    923,000    United Kingdom (British Sterling Pound)                    7.500%      12/07/06     1,431,329
                                                                                                 -----------
  UNITED STATES (1.4%)
    Government (1.4%)
    116,000    FNMA (United States Dollar)                                6.000%      05/15/11       115,495
    558,000    U.S. Treasury Note (United States Dollar)                  5.000%      08/15/11       539,364
                                                                                                 -----------
                                                                                                     654,859
                                                                                                 -----------
               Total long-term debt securities (cost: $16,579,185)                                15,378,144
                                                                                                 -----------

              See accompanying notes to investments in securities.

                                                                                                    MARKET
SHARES/PAR                                                                COUPON     MATURITY     VALUE(a)
---------                                                                 ------     --------    -----------
SHORT-TERM SECURITIES (6.0%)
  1,763,370    Bankers Trust Institutional Liquid Assets,
               current rate 1.850 %                                                              $ 1,763,370
  1,000,000    U.S. Treasury Bill                                         1.635%     6/27/02         995,747
                                                                                                 -----------
               Total short-term securities (cost: $2,759,226)                                      2,759,117
                                                                                                 -----------
               Total investments in securities (cost: $48,721,474) (d)                           $45,096,135
                                                                                                 ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b)  Presently non-income producing.

(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.

(d) At March 31, 2002 the cost of securities for federal income tax purposes was $48,920,208. The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:

Gross unrealized appreciation                                                                    $ 3,109,354
Gross unrealized depreciation                                                                     (6,933,427)
                                                                                                 -----------
Net unrealized depreciation                                                                      $(3,824,073)
                                                                                                 ===========

                See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
(UNAUDITED)

                                     ASSETS

Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $48,721,474)                                     $ 45,096,135
Cash in bank on demand deposit                                                                898,699
Receivable for Fund shares sold                                                                 1,579
Receivable for investment securities sold                                                     496,258
Accrued interest receivable                                                                   402,178
Dividends receivable                                                                           42,015
Receivable for refundable foreign income taxes withheld                                        33,934
Collateral for securities loaned (note 7)                                                   5,226,127
                                                                                         ------------
     Total assets                                                                          52,196,925
                                                                                         ------------
                                   LIABILITIES
Payable for investment securities purchased                                                   597,708
Payable for Fund shares redeemed                                                               41,124
Payable to Adviser                                                                             66,882
Withholding payable                                                                            25,997
Payable upon return of securities loaned (note 7)                                           5,226,127
Unrealized depreciation on forward foreign currency contracts held, at
 value (note 4)                                                                                   307
                                                                                         ------------
     Total liabilities                                                                      5,958,145
                                                                                         ------------
Net assets applicable to outstanding capital stock                                       $ 46,238,780
                                                                                         ============
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                        $     47,390
   Additional paid-in capital                                                              50,786,884
   Net investment loss                                                                       (356,374)
   Accumulated net realized losses from investments and foreign currency
   transactions                                                                              (800,217)
   Unrealized depreciation on investments and translation of assets and liabilities
   in foreign currencies                                                                   (3,438,903)
                                                                                         ------------
     Total - representing net assets applicable to outstanding capital stock             $ 46,238,780
                                                                                         ============
Net assets applicable to outstanding Class A shares                                      $ 41,758,204
                                                                                         ============
Net assets applicable to outstanding Class B shares                                      $  3,425,416
                                                                                         ============
Net assets applicable to outstanding Class C shares                                      $  1,055,160
                                                                                         ============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,273,124                                                $       9.77
                                                                                         ============
   Class B - Shares outstanding 356,261                                                  $       9.61
                                                                                         ============
   Class C - Shares outstanding 109,641                                                  $       9.62
                                                                                         ============

------------
(a)  Includes securities on loan of $5,010,368

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
(UNAUDITED)

Investment income:
   Interest                                                                        $   373,438
   Dividends (net of foreign withholding taxes of $20,464)                             304,884
   Income from securities lending activities                                            12,419
   Commission reimbursement income (note 8)                                              2,025
                                                                                   -----------
       Total investment income                                                         692,766
                                                                                   -----------
Expenses (note 4):
   Investment advisory fee                                                             160,022
   Rule 12b-1 fees - Class A                                                            51,473
   Rule 12b-1 fees - Class B                                                            17,453
   Rule 12b-1 fees - Class C                                                             5,256
   Administrative services fee                                                          31,800
   Transfer agent and shareholder services fee                                          51,866
   Custodian fees                                                                       15,830
   Auditing and accounting services                                                     38,229
   Legal fees                                                                            4,372
   Directors' fees                                                                         460
   Registration fees                                                                    20,000
   Printing and shareholder reports                                                     12,167
   Insurance                                                                             1,119
   Other                                                                                 4,022
                                                                                   -----------
      Total expenses                                                                   414,069
                                                                                   -----------
Less fees and expenses waived or absorbed by Adviser and Distributor:
     Class A Rule 12b-1 fees                                                           (10,295)
     Other waived fees                                                                 (15,262)
                                                                                   -----------
       Total fees and expenses waived or absorbed                                      (25,557)
                                                                                   -----------
       Total net expenses                                                              388,512
                                                                                   -----------
       Investment income - net                                                         304,254
                                                                                   -----------
Realized and unrealized gains (losses) on investments and foreign currencies:
   Net realized gains (losses) from:
     Investments (note 3)                                                               97,070
     Foreign currency transactions                                                    (737,759)
                                                                                   -----------
                                                                                      (640,689)
                                                                                   -----------
   Net change in unrealized appreciation or depreciation on:
     Investments                                                                     3,041,090
     Translation of assets and liabilities in foreign currencies                       222,648
                                                                                   -----------
                                                                                     3,263,738
                                                                                   -----------
       Net gains on investments and foreign currencies                               2,623,049
                                                                                   -----------
Net increase in net assets resulting from operations                               $ 2,927,303
                                                                                   ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                  2002               2001
                                                                              ------------       ------------
Operations:
   Investment income - net                                                    $    304,254       $    773,755
   Net realized gain (loss) on investments and foreign currency
     transactions                                                                 (640,689)           585,025
   Net change in unrealized appreciation or depreciation on investments
      and translation of assets and liabilities in foreign currencies            3,263,738         (6,706,060)
                                                                              ------------       ------------
       Increase (decrease) in net assets resulting from operations               2,927,303         (5,347,280)
                                                                              ------------       ------------
Distributions to shareholders from:
   Investment income - net:
       Class A                                                                          --           (474,541)
       Class B                                                                          --            (20,756)
       Class C                                                                          --             (7,703)
   Net realized gains on investments:
       Class A                                                                    (538,381)        (4,464,596)
       Class B                                                                     (46,854)          (433,503)
       Class C                                                                     (13,595)          (160,088)
                                                                              ------------       ------------
       Total distributions                                                        (598,830)        (5,561,187)
                                                                              ------------       ------------
Capital share transactions: (notes 5 and 6):
   Proceeds from sales:
       Class A                                                                   1,705,942          2,195,662
       Class B                                                                      76,216            266,499
       Class C                                                                      49,580             88,765
   Proceeds from issuance of shares as a result of reinvested dividends:
       Class A                                                                     532,242          4,562,906
       Class B                                                                      45,527            444,191
       Class C                                                                      13,545            167,374
   Payments for redemption of shares:
       Class A                                                                  (2,613,009)        (4,761,221)
       Class B                                                                    (392,735)          (908,928)
       Class C                                                                    (117,676)          (603,327)
                                                                              ------------       ------------
         Increase (decrease) in net assets from capital
           share transactions                                                     (700,368)         1,451,921
                                                                              ------------       ------------
         Total increase (decrease) in net assets                                 1,628,105         (9,456,546)
Net assets at beginning of period                                               44,610,675         54,067,221
                                                                              ------------       ------------
Net assets at end of period (includes net investment loss and distribution in excess of net investment income of $356,374
   and $660,628, respectively)                                                $ 46,238,780       $ 44,610,675
                                                                              ============       ============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)

(1)  ORGANIZATION

     The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

     The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $12,295,612 and $15,663,081, respectively.

(4)  FORWARD FOREIGN CURRENCY CONTRACTS

     On March 31, 2002, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

  EXCHANGE               CURRENCY TO                    CURRENCY TO               UNREALIZED           UNREALIZED
    DATE                BE DELIVERED                    BE RECEIVED              APPRECIATION         DEPRECIATION
    ----                ------------                    -----------              ------------         ------------
  4/03/02              623,920     US$               714,930       EUR           $         --           $    307
                                                                                 ============           ========

EUR      Euro
US$      United States Dollar

(5)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $250 million in net assets, .65 percent on the next $250 million, .60 percent on the next $500 million and .55 percent on net assets in excess of $1 billion.

     Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Securian waived Class A Rule 12b-1 fees in the amount of $10,295 for the period ended March 31, 2002.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays

Securian Financial Group an administrative services fee equal to $5,300 per month for accounting, auditing, legal, and other administrative services which Securian Financial Group provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Adivsory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.62% of Class A average daily net assets, 2.42% of Class B average daily net assets and 2.42% of Class C average daily net assets. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $15,262 in expenses which were otherwise payable by the Fund in addition to the waived Class A 12b-1 fees discussed above.

     The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services. Under this agreement, the annual fee is equal to the greater of $45,000 or .08 percent of the first $150 million in net assets and .05 percent of net assets in excess of $150 million.

     For the period ended March 31, 2002, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $19,791.

     As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 3,222,840 shares or 75.4 percent of the Fund's Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(6)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the period ended March 31, 2002 and the year ended September 30, 2001, were as follows:

                                                 CLASS A                       CLASS B                       CLASS C
                                         -----------------------       -----------------------       -----------------------
                                           2002           2001           2002           2001           2002           2001
                                         --------       --------       --------       --------       --------       --------
Sold                                      178,312        215,841          8,065         25,152          5,246          8,513
Issued for reinvested Distributions        55,326        438,581          4,795         43,108          1,426         16,228
Redeemed                                 (272,257)      (458,489)       (41,519)       (87,802)       (12,486)       (59,525)
                                         --------       --------       --------       --------       --------       --------
                                          (38,619)       195,933        (28,659)       (19,542)        (5,814)       (34,784)
                                         ========       ========       ========       ========       ========       ========

(7)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002, securities valued at $5,010,368 were on loan to brokers and the Fund had $5,226,127 in cash collateral.

(8)  COMMISSION RECAPTURE

     The Fund participates in commission recapture agreements with certain brokers whereby a portion of brokerage commissions on portfolio trades is refunded. The commission recapture is reported as commission reimbursement income on the statement of operations. For the period ended March 31, 2002, the Fund had participated in such agreements and recaptured $2,025 in brokerage commissions.

FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                           CLASS A
                                          ------------------------------------------------------------------------------
                                          PERIOD FROM
                                           OCTOBER 1,
                                           2001 TO
                                           MARCH 31,                         YEAR ENDED SEPTEMBER 30,
                                             2002          -------------------------------------------------------------
                                          (UNAUDITED)        2001         2000         1999         1998         1997
                                          ----------       --------     --------     --------     --------     --------
Net asset value, beginning of period       $   9.28        $  11.59     $  11.80     $  10.56     $  13.29     $  11.42
                                           --------        --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                        .07             .18          .23          .21          .28          .31
   Net gains (losses) on securities
   (both realized and unrealized)               .55           (1.28)         .50         1.52        (1.95)        2.24
                                           --------        --------     --------     --------     --------     --------
   Total from investment operations             .62           (1.10)         .73         1.73        (1.67)        2.55
                                           --------        --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment
      income                                     --            (.11)        (.36)        (.11)        (.14)        (.40)
   Distributions from net realized gains       (.13)          (1.10)        (.58)        (.38)        (.92)        (.28)
                                           --------        --------     --------     --------     --------     --------
   Total distributions                         (.13)          (1.21)        (.94)        (.49)       (1.06)        (.68)
                                           --------        --------     --------     --------     --------     --------
Net asset value, end of period             $   9.77        $   9.28     $  11.59     $  11.80     $  10.56     $  13.29
                                           ========        ========     ========     ========     ========     ========
Total return (b)                               6.66%         (10.57)%       6.26%       16.65%      (13.02)%      23.09%
Net assets, end of period
   (in thousands)                          $ 41,758        $ 40,021     $ 47,693     $ 49,502     $ 46,025     $ 54,090
Ratio of expenses to average daily
   net assets (c)                              1.62%(d)        1.62%        1.52%        1.63%        1.62%        1.51%
Ratio of net investment income (loss)
   to average daily net assets (c)             1.41%(d)        1.60%        1.92%        1.77%        2.38%        2.58%
Portfolio turnover rate (excluding
   short-term securities)                      28.7%           35.6%        44.2%        73.8%        57.0%        73.4%

                                                                      CLASS B
                                         ---------------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,                                                      PERIOD
                                           2001 TO                                                       JANUARY 31,
                                          MARCH 31,                 YEAR ENDED SEPTEMBER 30,             1997(a) TO
                                            2002          --------------------------------------------  SEPTEMBER 30,
                                         (UNAUDITED)        2001        2000        1999        1998        1997
                                         -----------      --------    --------    --------    --------  ------------
Net asset value, beginning of period       $   9.17       $  11.49    $  11.66    $  10.47    $  13.23    $  11.95
                                           --------       --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                        .04            .11         .11         .12         .19         .18
   Net gains (losses) on securities
   (both realized and unrealized)               .53          (1.28)        .51        1.51       (1.93)       1.28
                                           --------       --------    --------    --------    --------    --------
   Total from investment operations             .57          (1.17)        .62        1.63       (1.74)       1.46
                                           --------       --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment
      income                                     --           (.05)       (.21)       (.06)       (.10)       (.18)
   Distributions from net realized gains       (.13)         (1.10)       (.58)       (.38)       (.92)         --
                                           --------       --------    --------    --------    --------    --------
   Total distributions                         (.13)         (1.15)       (.79)       (.44)      (1.02)       (.18)
                                           --------       --------    --------    --------    --------    --------
Net asset value, end of period             $   9.61       $   9.17    $  11.49    $  11.66    $  10.47    $  13.23
                                           ========       ========    ========    ========    ========    ========
Total return (b)                               6.19%        (11.29)%      5.36%      15.84%     (13.63)%     12.30%
Net assets, end of period
   (in thousands)                          $  3,425       $  3,530    $  4,647    $  5,293    $  4,869    $  2,287
Ratio of expenses to average daily
   net assets (c)                              2.42%(d)       2.42%       2.26%       2.43%       2.29%       2.33%(d)
Ratio of net investment income (loss)
   to average daily net assets (c)              .59%(d)        .79%       1.09%        .94%       1.77%       3.26%(d)
Portfolio turnover rate (excluding
   short-term securities)                      28.7%          35.6%       44.2%       73.8%       57.0%       73.4%


                                                                              CLASS C
                                         ------------------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,
                                           2001 TO
                                          MARCH 31,                        YEAR ENDED SEPTEMBER 30,
                                            2002           ------------------------------------------------------------
                                         (UNAUDITED)         2001         2000         1999         1998         1997
                                         ------------      --------     --------     --------     --------     --------
Net asset value, beginning of period       $   9.18        $  11.50     $  11.66     $  10.48     $  13.24     $  11.40
                                           --------        --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income                        .04             .11          .11          .10          .18          .23
   Net gains (losses) on securities
   (both realized and unrealized)               .53           (1.28)         .51         1.52        (1.92)        2.19
                                           --------        --------     --------     --------     --------     --------
   Total from investment operations             .57           (1.17)         .62         1.62        (1.74)        2.42
                                           --------        --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment
      income                                     --            (.05)        (.20)        (.06)        (.10)        (.30)
   Distributions from net realized gains       (.13)          (1.10)        (.58)        (.38)        (.92)        (.28)
                                           --------        --------     --------     --------     --------     --------
   Total distributions                         (.13)          (1.15)        (.78)        (.44)       (1.02)        (.58)
                                           --------        --------     --------     --------     --------     --------
Net asset value, end of period             $   9.62        $   9.18     $  11.50     $  11.66     $  10.48     $  13.24
                                           ========        ========     ========     ========     ========     ========
Total return (b)                               6.18%         (11.27)%       5.36%       15.71%      (13.67)%      21.95%
Net assets, end of period
   (in thousands)                          $  1,055        $  1,060     $  1,728     $  2,510     $  3,074     $  4,025
Ratio of expenses to average daily
   net assets (c)                              2.42%(d)        2.42%        2.33%        2.44%        2.49%        2.37%
Ratio of net investment income (loss)
   to average daily net assets (c)              .60%(d)         .78%        1.09%         .94%        1.52%        1.82%
Portfolio turnover rate (excluding
   short-term securities)                      28.7%           35.6%        44.2%        73.8%        57.0%        73.4%

-------------
(a)  Commencement of operations.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $25,557, $51,466, $73,544, $35,105, $162,744 and $114,735 in expenses for the period ended March 31, 2002 and the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.74%, 1.73%, 1.65%, 1.70%, 1.91% and 1.75%, respectively, and the ratio of net investment income to average daily net assets would have been 1.30%, 1.49%, 1.79%, 1.70%, 2.09% and 2.34%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.49%, 2.48%, 2.42%, 2.43%, 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been .52%, .74%, 1.02%, .94%, 1.62% and 3.12%, respectively, for the period ended March 31, 2002 and for the years ended September 30, 2001, 2000, 1999, 1998 and for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.49%, 2.48%, 2.43%, 2.44%, 2.64% and 2.45%, respectively, and the ratio of net investment income to average daily net assets would have been .54%, .73%, .99%, .94%, 1.37% and 1.74%, respectively, for the period ended March 31, 2002 and for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.

(d)  Adjusted to an annual basis.

ADVANTUS FUND
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                           POSITION WITH FUND
NAME, ADDRESS(1)                           AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                    TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
William N. Westhoff                        President and                 President, Treasurer and Director,
Age: 54                                    Director since                Advantus Capital Management, Inc.;
                                           July 23, 1998                 Senior Vice President and Treasurer, Minnesota Life
                                                                         Insurance Company; President, MCM Funding 1997-1,
                                                                         Inc. and MCM Funding 1998-1, Inc. (entities holding
                                                                         legal title to mortgages beneficially owned by
                                                                         certain clients of Advantus Capital); Senior Vice
                                                                         President, Global Investments, American Express
                                                                         Financial Corporation, Minneapolis, Minnesota, from
                                                                         August 1994 to October 1997

Frederick P. Feuerherm                     Vice President,               Vice President, Assistant Secretary and
Age: 55                                    Director and                  Director, Advantus Capital
                                           Treasurer since               Management,Inc.; Vice President,
                                           July 13, 1994                 Minnesota Life Insurance Company;
                                                                         Vice President and Director,
                                                                         MIMLIC Funding, Inc. (entity holding legal
                                                                         title to bonds beneficially owned by certain
                                                                         clients of Advantus Capital); Vice President
                                                                         and Assistant Secretary, MCM Funding
                                                                         1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                         (entities holding legal title to mortgages
                                                                         beneficially owned by certain clients of
                                                                         Advantus Capital)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                            Director since                Retired, Vice President and Treasurer
Age: 74                                    October 22, 1985              of Minnesota Mining and Manufacturing Company
                                                                         (industrial and consumer products) through June 1989

Charles E. Arner                           Director since                Retired, Vice Chairman of The First
Age: 79                                    April 30, 1986                National Bank of Saint Paul from November 1983
                                                                         through June 1984; Chairman and Chief Executive
                                                                         Officer of The First National Bank of Saint Paul
                                                                         from October 1980 through November 1983

Ellen S. Berscheid                         Director since                Regents' Professor of Psychology at the
Age: 65                                    October 22, 1985              University of Minnesota

------------------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Radmer                          Secretary since               Partner with the law firm of
Dorsey & Whitney LLP                       April 16, 1998                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

------------

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

(This page has been left blank intentionally.)

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


[ADVANTUS(TM) LOGO]
CAPITAL MANAGEMENT

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
3010-2002-1989N

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
ST. PAUL, MN
PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48650 Rev. 5-2002